UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                October 30, 1997
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                           Texas Equipment Corporation
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        (Exact name of small business issuer as specified in its charter)


Nevada                                 33-47921-A                 62-1459870
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(State or other jurisdiction     (Commission File            ( I.R.S.Employer
of incorporation)                    Number)                 Identification No.)


1305 Hobbs Hwy, Seminole, TX                                        79360
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(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code:              (915) 758-3643
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              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

(a) On October 30, 1997, the Company's independent accountant, Killman, Murrell & Co., resigned.

    Throughout most of 1997, the Company has been in litigation with several parties surrounding the acquisition of the registrant's wholly owned subsidiary, Texas Equipment Co, Inc. In May of 1997 the registrant filed an action in Gaines County, Texas in which the registrant named, among others, a principal, Michael Killman, of its independent accountant as a defendant. The Company has been able to settle all litigation relating to events surrounding the acquisition of Texas Equipment Co., Inc. with the exception of the litigation relating to Mr. Killman.

    On October 27, 1997, the registrant amended its petition naming the firm of Killman, Murrell & Co. as a defendant.

    In a letter to the Securities and Exchange Commission dated October 30, 1997, Mr. Killman indicated that Killman, Murrell & Co. resigned as principal accountants and auditors of the registrant. In such resignation letter, Mr. Killman stated, and the Company concurs, that, in connection with the audits of the two fiscal years ending December 31, 1996, and the subsequent interim periods through October 30, 1997, there were no disagreements with the Company on any matters of accounting principles, or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved would have caused the accounting firm to make references in connection with its opinion to the subject matter of the disagreement. Mr. Killman further stated, and the Company concurs, that the audit report for the years ended December 31, 1995 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

    Nonetheless, Mr. Killman indicated in the same letter to the Commission that the firm resigned because "we believe that the current internal control structure of Texas Equipment Corporation is not adequate to develop reliable financial statements." The registrant disagrees with this statement.

    The registrant's audited financial statements have not been qualified. No audit or similar committee of the board of directors, or the board of directors, discussed the subject matter of deficiencies of the registrant's current internal control structure. The registrant plans to authorize the former accountant to respond fully to the inquiries of the successor accountant concerning the registrant's internal control structure as well as any other matter relating the engagement of Killman, Murrell & Co. and that firm's auditing activities.

    The registrant believes the accounting process is critical for a number of its constituencies as well as management control. These constituencies include its stockholders and John Deere, and the registrant's rapid growth requires heightened attention to all aspects of its accounting system and processes, including internal control. While the registrant believes its systems, including internal controls, are adequate, the registrant is actively improving its accounting systems, including its internal controls. It has hired a controller and chief financial officer, and several months ago the registrant hired a consultant to review all of its processes, including its accounting processes. In addition, the Company is actively recruiting outside directors.

(b) On November 3, 1997, the registrant engaged the firm of Mazars & Guerard, LLP as its independent auditor. Mazars & Guerard, LLP previously audited the Company's discontinued operations, Marinex Multimedia Corporation. The registrant has not consulted with the new accounting firm regarding the issues set forth in this Item 4. Nor has the registrant has not consulted the new accounting firm with regard to the application of accounting principles to a specified transation, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

Item 7.  Financial Statements and Exhibits.

Exhibit 16. Letter re change in certifying accountant.




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                                                      SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.







    Date: November 4, 1997

                                              Texas Equipment Corporation







                                              /s/ Paul Condit
                                              ----------------------------------

                                              Paul Condit, President




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